SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:                                      25-Jul-2002

Morgan Stanley Dean Witter Capital I, Inc.

(AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
DATED AS OF MARCH 27, 2002 PROVIDING FOR THE ISSUANCE OF
MORTGAGE PASS-THROUGH CERTIFICATES,
SERIES 2002-NC1)

Morgan Stanley Dean Witter Capital I Inc.
(Exact name of registrant as specified in its charter)

Delaware                                       333-59060-09
(State or Other                                (Commission
Jurisdiction of                                File Number)
Incorporation)

13-3291626
(I.R.S. Employer
Identification
Number)

1585 Broadway
New York, NY                                               10036
(Address of Principal                                (Zip Code)
Executive Offices)

Registrant's telephone number: (212) 296-7000

Item 5.  Other Events

             On    25-Jul-2002    a scheduled distribution was made
from the trust to holders of the certificates. The Trustee has caused to be filed with the commission, the Monthly Report dated
25-Jul-2002     The Monthly Report is filed pursuant
to and in accordance with (1) numerous no-action letters
(2) current Commission policy in the area.

A.              Monthly Report Information:
                See Exhibit No.1

B.              Have any deficiencies occurred?   NO.
                                  Date:
                                  Amount:

C.              Item 1: Legal Proceedings:     NONE

D.              Item 2: Changes in Securities: NONE

E.Item 4: Submission of Matters to a Vote of Certificateholders:  NONE

F.              Item 5: Other Information - Form 10-Q, Part II -
                Items 1,2,4,5 if applicable:  NOT APPLICABLE

Item 7. Monthly Statements and Exhibits

                Exhibit No.

1. Monthly Distrib Rep dated:                        25-Jul-2002

MORGAN STANLEY DEAN WITTER CAPITAL I, Inc.
MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2002-NC1

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:                                   07/25/2002



Class                 Cusip
A-1                 61746WNA4
A-2                 61746WMR8
M-1                 61746WMY3
M-2                 61746WMZ0
B-1                 61746WMS6
X                      N/A
P                      N/A
UT-R                   N/A


                    Beginning
                   Certificate
Class                 Bal(1)
A-1                277,217,985.19
A-2                190,517,842.87
M-1                 35,552,000.00
M-2                 32,589,000.00
B-1                 28,145,000.00
X                   10,359,618.75
P                            0.00
UT-R                         0.00
Total              574,381,446.81


Class                  Prin
A-1                  4,089,663.07
A-2                  2,663,781.76
M-1                          0.00
M-2                          0.00
B-1                          0.00
X                            0.00
P                            0.00
UT-R                         0.00
Total                6,753,444.83


Class                  Int
A-1                    523,248.95
A-2                    347,695.05
M-1                     78,214.40
M-2                     87,990.30
B-1                     97,100.25
X                    2,855,522.75
P                      149,000.12
UT-R                         0.00
Total                4,138,771.82


Class                 Losses
A-1                          0.00
A-2                          0.00
M-1                          0.00
M-2                          0.00
B-1                          0.00
X                            0.00
P                            0.00
UT-R                         0.00
Total                        0.00


                      Ending
                   Certificate
Class                  Bal
A-1                273,128,322.12
A-2                187,854,061.11
M-1                 35,552,000.00
M-2                 32,589,000.00
B-1                 28,145,000.00
X                   10,359,618.75
P                            0.00
UT-R                         0.00
Total              567,628,001.98


AMOUNTS PER $1,000 UNIT

Class                  Prin
A-1                     14.268291
A-2                     13.406318
M-1                      0.000000
M-2                      0.000000
B-1                      0.000000
X                        0.000000


Class                  Int
A-1                      1.825546
A-2                      1.749884
M-1                      2.200000
M-2                      2.700000
B-1                      3.450000
X                      275.358131


Class                 Total
A-1                      16.09384
A-2                      15.15620
M-1                       2.20000
M-2                       2.70000
B-1                       3.45000
X                       275.35813


                      Ending
                   Certificate
Class                  Bal
A-1                    952.908397
A-2                    945.434539
M-1                   1000.000000
M-2                   1000.000000
B-1                   1000.000000
X                      998.978300


Class                 Losses
A-1                      0.000000
A-2                      0.000000
M-1                      0.000000
M-2                      0.000000
B-1                      0.000000
X                        0.000000


                     Current
                   Pass-Through
Class                Int Rate
A-1                       2.26500%
A-2                       2.19000%
M-1                       2.64000%
M-2                       3.24000%
B-1                       4.14000%
X                         5.96577%


Section 4.02 (i.)
PRINCIPAL DISTRIBUTIONS
Curtails                                              45,020.38
Payments in Full                                   6,334,961.10
Liq Proceeds                                               0.00
                                                   6,379,981.48

Section 4.02 (v.)
BALANCES AS OF:                                      25-Jul-2002
Stated Prin Bal of Mort Loans                    567,628,001.98

Section 4.02 (vi.)
MAS SERV COMP                                        239,325.77

Section 4.02 (viii.)
P&I ADVANCES
Current Period Advances                        N/A
Outstanding Advances                           N/A


Section 4.02 (ix.)
DELINQ INFO                                    Number
*1-29 days delinquent                                       570
*30-59 days delinquent                                       46
*60-89 days delinquent                                       27
*90 or more days delinquent                                  28
Foreclosures                                                  0
Bankruptcies                                                  0

Section 4.02 (ix.)                             Unpaid Prin
DELINQ INFO                                    Balance
*1-29 days delinquent                             82,064,643.52
*30-59 days delinquent                             6,932,512.36
*60-89 days delinquent                             3,669,578.03
*90 or more days delinquent                        3,971,715.72
Foreclosures                                               0.00
Bankruptcies                                               0.00

Section 4.02 (ix.)                             Stated Prin
DELINQ INFO                                    Balance
*1-29 days delinquent                             81,973,061.19
*30-59 days delinquent                             6,921,475.24
*60-89 days delinquent                             3,661,143.23
*90 or more days delinquent                        3,961,061.63
Foreclosures                                               0.00
Bankruptcies                                               0.00

*Note:  In accordance with the Master Servicer, the Delinquency
Information relates to the Prepayment Period.

Section 4.02 (x.)
SCHEDULED PAYMENTS
                June-2002                          4,631,451.66

Section 4.02 (xi.)
REO INFORMATION
Loans that became REO properties in the preceding calendar month:
                Unpd Prin                      Std Prin
Loan #          Bal                            Bal

Section 4.02 (xii.)
REO INFORMATION
Number of REO Loans                                           0
Stated Principal Balance of REO Properties                    0
Tot Bk Val of REO Props:                                      0

Section 4.02 (xiii.)
Stepdown Date Occurrence                       NO
Trigger Event Occurrence                       NO
Aggregate Balance of loans 60+ days delinquent     7,622,204.86

Section 4.02 (xiv.)
Amount on Deposit in Excess Reserve Fund                   0.00

Section 4.02 (xv.)
REALIZED LOSSES
Real Losses incurred during related Prepay Period
Tot Real Losses                                            0.00
Cum Real Losses                                            0.00

Section 4.02 (xvi.)
Net Monthly Excess Cash Flow                       2,855,522.74
Allocation to Applied Realized Losses                      0.00
Allocation to Unpaid Interest Amounts                      0.00

Section 4.02 (xvii.)
Subordination Amount                              10,359,618.75
Required Subordinated Amount                      10,359,618.75

Section 4.02 (xviii.)
Prepay Charges                                       149,000.12


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                MORGAN STANLEY DEAN WITTER
                CAPITAL I INC.

                By: /s/ Eve Kaplan
                Name:  Eve Kaplan
                Title: Vice President
                U.S. Bank National Association

Dated:                   7/25/2002